Exhibit 10.13
SECOND AMENDMENT TO INTEREST PURCHASE AND SALE AGREEMENT
     THIS SECOND AMENDMENT TO INTEREST PURCHASE AND SALE AGREEMENT (“Amendment”) is entered into as of this 2nd day of June, 2010, by and among WSL Holdings IV, L.L.C., a Delaware limited liability company, Walton Acquisition Holdings IV, L.P., a Delaware limited partnership, SL Jupiter Holdings, L.L.C., a Delaware limited liability company, Mangrove Bay Investors, L.L.C., a Delaware limited liability company, Senior Lifestyle Contribution Company, L.L.C., a Delaware limited liability company, Senior Lifestyle CI—II, L.L.C., a Delaware limited liability company (collectively, “Sellers”), and Legacy Healthcare Properties Trust, Inc., a Maryland corporation (“Purchaser”), and joined in by Walton Street Real Estate Fund IV, L.P., a Delaware limited partnership (“Walton Guarantor”), and Senior Lifestyle Management, L.L.C., a Delaware limited liability company (as “SLM Guarantor”), as Guarantors, as joined in by Legacy Healthcare Advisors, LLC, a Florida limited liability company (“Advisors”), as an Indemnifying Party.
WITNESSETH:
     WHEREAS, Sellers and Purchaser entered into that certain Interest Purchase and Sale Agreement dated as of April 27, 2010, as amended by that certain First Amendment to Interest Purchase and Sale Agreement dated as of May 27, 2010, concerning the sale and purchase of ownership interests in various entities owned by Sellers, which agreement was joined into by Walton Guarantor and SLC Guarantor, as Guarantors, and joined into by Advisors, as an Indemnifying Party (such agreement as amended through the date hereof is hereinafter referred to as the “Agreement”); and
     WHEREAS, the parties desire to amend the Agreement in accordance with the terms of this Amendment; and
     WHEREAS, all capitalized terms utilized herein and not otherwise defined herein will have the same meaning as those terms have been given in the Agreement.
OPERATIVE PROVISIONS
     NOW, THEREFORE, in consideration of the foregoing recitations, the mutual promises of the parties set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to amend the Agreement in accordance with the following terms and conditions:
     1. Recitals. The above recitals are true and correct and are incorporated herein by this reference.
     2. Limited Due Diligence Period Extension. Notwithstanding anything contained in the Agreement to the contrary, the Due Diligence Period is hereby extended to June 4, 2010 at 5:00 p.m. EST solely as to Purchaser’s satisfactory review of the pending litigation at the Florida

Property re: the Estate of Edward Peters, Sr. (the “Peters Litigation”). The parties hereby acknowledge and agree that, except as otherwise set forth in the preceding sentence, the Due Diligence Period has expired of even date herewith as to all other matters of due diligence.
          In the event Purchaser is not satisfied with its inspection and due diligence inquiries as to the Peters Litigation, Purchaser shall have the right, in its sole and absolute discretion, to terminate this Agreement by written notice to Sellers’ Representative delivered on or prior to June 4, 2010 at 5:00 p.m. EST whereupon Purchaser shall receive an immediate return of the Deposit. The failure of Purchaser to send a notice of termination prior to the expiration of the dates set forth above shall constitute Purchaser’s desire to proceed to Closing.
     3. Escrow Agreement, New Leases and New Management Agreements. The Outside Agreement Date is hereby extended to June 4, 2010 at 5:00 p.m. EST and the Outside Escrow Date is hereby extended to June 7, 2010 at 5:00 p.m. EST.
     4. Incorporation of Terms. Each and all of the provisions of this Amendment are hereby incorporated into the Agreement, so that each and all of such provisions shall constitute a part of the Agreement. In the event of any conflict or inconsistency between the provisions of this Amendment, on the one hand, and the provisions of the Agreement, on the other hand, the provisions of this Amendment shall be controlling.
     5. Ratification. Except as specifically modified herein, each and all of the terms and conditions of the Agreement shall remain in full force and effect, unmodified in any way, and the parties hereby ratify and reaffirm each and all of the terms and provisions of the Agreement, as modified hereby.
     6. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Illinois.
     7. Counterparts. This Amendment may be executed in two or more counterparts, and may be transmitted upon execution by facsimile or other electronic transmission, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.
(SIGNATURES ON FOLLOWING PAGES)

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.
SELLERS:
WSL HOLDINGS IV, L.L.C.,
a Delaware limited liability company
By:	Walton SL Investors IV, L.L.C., a Delaware limited liability company, its Member
By:	Walton Acquisition REOC Holdings IV, L.L.C., a Delaware limited liability company, its Sole Member
By:	Walton Street Real Estate Fund IV, L.P., a Delaware limited partnership, its Managing Member
By:	Walton Street Managers IV, L.P., a Delaware limited partnership, its General Partner
By:	WSC Managers IV, Inc., a Delaware corporation, its General Partner

By:	/s/ Howard J. Brody
	Name:	Howard J. Brody
	Title:	Vice President

(SIGNATURES CONTINUED ON FOLLOWING PAGES)

WALTON ACQUISITION HOLDINGS IV, LP,
a Delaware limited partnership
By:	Walton Street Real Estate Fund IV, L.P., a Delaware limited partnership, its General Partner

By:	Walton Street Managers IV, L.P., a Delaware limited partnership, its General Partner

By:	WSC Managers IV, Inc., a Delaware corporation, its General Partner

By:	/s/ Howard J. Brody
	Name:	Howard J. Brody
	Title:	Vice President

SL JUPITER HOLDINGS, L.L.C., a Delaware limited liability company
By:	/s/ William B. Kaplan
	Name:	William B. Kaplan
	Title:	Manager

MANGROVE BAY INVESTORS, L.L.C., a Delaware limited liability company
By:	/s/ William B. Kaplan
	Name:	William B. Kaplan
	Title:	Manager

SENIOR LIFESTYLE CONTRIBUTION COMPANY, L.L.C., a Delaware limited liability company
By:	/s/ Stephen J. Levy
	Name:	Stephen J. Levy
	Title:	Manager

(SIGNATURES CONTINUED ON FOLLOWING PAGES.)

SENIOR LIFESTYLE CI-II, L.L.C., a Delaware limited liability company
By:	/s/ Stephen J. Levy
	Name:	Stephen J. Levy
	Title:	Manager

PURCHASER:
LEGACY HEALTHCARE PROPERTIES
TRUST, INC.,
a Maryland corporation

By:	/s/ Phillip M. Anderson
	Name:	Phillip M. Anderson
	Title:	President

JOINED IN SOLELY AS A GUARANTOR:
WALTON STREET REAL ESTATE FUND IV, L.P.,
a Delaware limited partnership
By:	Walton Street Managers IV, L.P., a Delaware limited partnership, its General Partner
By:	WSC Managers IV, Inc., a Delaware corporation, its General Partner

By:	/s/ Howard J. Brody
	Name:	Howard J. Brody
	Title:	Vice President

(SIGNATURES CONTINUED ON FOLLOWING PAGES.)

GUARANTOR
SENIOR LIFESTYLE MANAGEMENT, L.L.C.
a Delaware limited liability company

By:	/s/ Stephen J. Levy
	Name:	Stephen J. Levy
	Title:	Manager

JOINED IN SOLELY AS AN INDEMNIFYING PARTY:
LEGACY HEALTHCARE ADVISORS, LLC,
a Florida limited liability company

By:	/s/ Phillip M. Anderson
	Name:	Phillip M. Anderson
	Title:	President